SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2001

InfoCure Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

011-12799

(Commission File Number)

58-2271614

(IRS Employer Identification Number)

239 Ethan Allen Highway, Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 893-1300

1765 The Exchange, Suite 200, Atlanta, Georgia 30339

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On February 21, 2001, InfoCure Corporation (“InfoCure” or the “Registrant”) issued a press release announcing that its Board of Directors had formally approved the spin-off of its PracticeWorks subsidiary to its stockholders in a tax-free distribution, which will occur in the form of a dividend of 1/4 share of PracticeWorks common stock for each share of InfoCure common stock to InfoCure’s stockholders of record on February 21, 2001. Subject to the satisfaction of certain conditions, the dividend will be effective as of 11:59 p.m. on March 5, 2001. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, issued by the Registrant on February 21, 2001.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2001

INFOCURE CORPORATION

By:	/s/ James A. Cochran

James A. Cochran Senior Vice President — Finance and Chief Financial Officer

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